SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 5, 2007


                               SERVICE 1ST BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                 000-50323               32-0061893
----------------------------      -------------       ----------------------
(State or other jurisdiction      (File Number)          (I.R.S. Employer
      of incorporation)                               identification number)


                49 West 10th Street, Tracy, California   95376
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 2.02.     Results of Operations and Financial Condition.
               ----------------------------------------------

               On March 5, 2007, Service 1st Bancorp issued a press release announcing corrections to the information contained in its January 30, 2007 press release and report on Form 8-K filed with the Commission on that date, announcing financial results for the year ended December 31,2006. The corrections included reductions for the year ended December 31, 2006 to (a) net income from $1,099,506 as reported to $847,121; (b) basic earnings per share from $.46 as reported to $.36; and (c) diluted earnings per share from $.43 as reported to $.33. The corrections to net income and earnings per share were the result of an adjustment to the registrant's accrual for income taxes. In addition to these corrections, the registrant will also be working with its accounting firm to amend the Form 10-QSB for the quarter ended June 30, 2006 which was filed with the Commission on August 14, 2006 and the Form 10-QSB for the quarter ended September 30, 2006 which was filed with the Commission on November 14, 2006.

               The foregoing summary results are qualified by reference to the press release attached as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits
               ---------------------------------

               a.      Financial Statements

                       None.

               b.      Pro Forma Financial Information

                       None.

               c.      Exhibits

                       (99.1)  Press Release dated March 5, 2007


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 5, 2007

Service 1st Bancorp


By:    /s/ ROBERT E. BLOCH
       ----------------------------
       Executive Vice President
       and Chief Financial Officer

                                  EXHIBIT INDEX



                                                                     Sequential
Exhibit Number       Description                                     Page Number
--------------       -----------                                     -----------

    99.1             Press Release dated March 5, 2007                 5-6








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